CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

David R. Wilmerding, Jr.

Chairman

April 15, 2020

Fellow Partner:

Our Fund earned $3.04 per share of net investment income in the three months ended March 31, 2020, compared to $3.07 per share in the same period of 2019.

After providing for the March 31, 2019 distribution, the net asset value per partnership share on March 31, 2020 was $623.96. The net asset value on December 31, 2019, our last report date, was $796.22.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Effective April 18, 2020, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services and U.S. Bank National Association, subsidiaries of U.S. Bancorp ®, began to service all backoffice operations, including fund administration, fund accounting, transfer agent and custodial services for the Fund. Additional information regarding this change in service partners was provided to you in the letter you received dated March 27, 2020.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-866-311-7541 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-311-7541 or by contacting your financial intermediary. Your election to receive reports in paper will apply to the Fund and all funds you hold with your financial intermediary.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

(Unaudited)

Portfolio Review	First Quarter 2020

Summary

The S&P 500® Index contracted 19.6% during the first quarter of 2020, bringing an end to the longest bull market in history. After getting off to a good start with the signing of the “Phase One” trade deal with China, fourth quarter earnings showing year-over-year growth, strong consumer spending and continued robust job reports with historic low unemployment, the market turned upside down as coronavirus disease 2019 (“COVID-19”) started to spread across Europe. In a matter of weeks, global equity benchmarks fell from record highs into a bear market with most major economies in lockdown or self-quarantine. Central banks moved quickly to address problems in credit markets, and governments acted aggressively to enact fiscal stimulus. The Federal Reserve (the “Fed”) ramped up its quantitative easing activity by declaring unlimited balance sheet expansion for the foreseeable future and also cut the federal funds rate twice to a 0-25bps range, while the U.S. Senate passed a fiscal package of more than $2 trillion to support individuals and businesses. Despite a massive jump in U.S. jobless claims tipping three million in March 2020, the first quarter ended with a rally in equities—not seen since the Great Depression—as a response to the extended measures to contain COVID-19. For the quarter ended March 31, 2020, all sectors finished in red, led by energy as a result of the escalation of the oil price war between Russia and Saudi Arabia, and financials as banks were pressured with low rates and liquidity concerns. Information technology and health care held up well together with the low volatility utilities and consumer staples sectors.

Performance Attribution

The Fund underperformed its benchmark index, the S&P 500® Index, during the quarter, net of fees.

During the first quarter, the largest detractors were stock selection in communication services, as well as overweights to the financials and industrials sectors, while the largest contributors included stock selection in consumer discretionary and health care, and an underweight to the energy sector. The Fund’s cash holdings also contributed positively to relative results during the period.

The largest detractor from relative results was communication services, driven by stock selection in entertainment, as well as a mix of positioning and selection decisions in media. Within entertainment, our overweight to Walt Disney Co. and not owning Netflix detracted from results, and in the media sub-sector, overweights in ViacomCBS, Inc. and Comcast Corporation were the largest detractors. In financials, the Fund’s positions amongst banks, driven by overweights to Wells Fargo & Co. and JPMorgan Chase & Co., weighed on relative returns. Lastly, in the industrials sector, a mix of positioning and selection decisions within the electrical equipment industry, specifically a large overweight to Emerson Electric Co. as well as an overweight to Union Pacific Corporation within the road and rail sub-sector, further detracted from relative performance.

Conversely, in consumer discretionary, not owning any hotels, restaurants and leisure names was the largest contributor to relative returns, followed by an overweight to Home Depot, Inc. in the specialty retail industry. In health care, selection among health care equipment and supplies and an overweight to the pharmaceuticals sub-sector proved advantageous. At a stock level, an overweight to Abbott Laboratories, within healthcare equipment, and Johnson & Johnson, within pharmaceuticals, were the primary contributors

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

(Unaudited)

Portfolio Review (concluded)	First Quarter 2020

in the sector. Lastly, in the energy sector, not owning some of the big oil names, such as Chevron and ConocoPhillips further contributed to relative performance.

Outlook

The global spread of COVID-19 has shaken financial markets with extraordinary levels of volatility and a historical sell-off in March 2020.

Volatility never feels good, but it may create opportunity, especially for long-term investors. Last month, not only did the Chicago Board Options Exchange Volatility Index reach its highest level ever recorded, but it also saw its third largest daily loss and its fifth largest daily gain. These market moves, in our view, were driven by both the virus and underlying market structures. In particular, we believe that volatility and liquidity concerns last month were magnified as hedge funds sold S&P futures and assets flowed away from passive ETF vehicles.

As always, our focus is long-term, and we try to look beyond short-term turmoil. As a fundamental investment manager, our team’s attention has turned to evaluating the COVID-19’s impact on corporate earnings, specifically for 2020 and 2021, while also trying to better understand the likely shape of the recovery. In this case, we looked to China and the action taken by its government to slow the spread of the virus. We noted that as China started to see a flattening of the increase in the rate of infection, Premier Xi Jinping hosted a conference call with an estimated 170,000 administrators asking them to go door-to-door to better assess the impact on and needs of small businesses. Weeks later, the U.S. government acted with a similar, albeit lagged response. and the ultimate passage of a $2 trillion fiscal stimulus package. In our view, the size of this unprecedented fiscal and monetary response is large enough to succeed for now, though more may be needed to help bridge additional gaps in the future. In either case, we are optimistic for a recovery in the second half of 2020.

From our conversations with our portfolio management teams, it seems technology companies are the most confident about their readiness to weather the coming earnings downturn. Many of these companies have massive cash balances, no debt and recurring revenues. Additionally, valuations of some of these best-in-class firms, such as those held by the Fund, have come down 30% and their fundamentals are strong. We also know that the digitalization of business models around the world is not slowing down and that social distancing measures may only help to accelerate these trends.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2020

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
1st Quarter 2020	-21.32%		-19.60%		-22.73%
1 Year	-9.90%		-6.98%		-13.38%
3 Years*	2.74%		5.10%		4.42%
5 Years*	4.59%		6.73%		6.86%
10 Years*	8.66%		10.53%		10.00%
Annualized*	10.42%	(1)	10.73%	(1)	10.83%	(1)
Cumulative	7,165.83%	(1)	8,112.69%	(1)	8,448.16%	(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Fund Inception 12/29/76

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2020

(Unaudited)

	Shares	Value
COMMON STOCKS—98.4%
BASICS—7.6%
Air Products & Chemicals, Inc.	50,413	$10,062,939
Cabot Corp.	73,848	1,928,910

		11,991,849

CAPITAL EQUIPMENT—3.7%
Emerson Electric Co.	106,453	5,072,485
General Electric Co.	92,425	733,855
Westinghouse Air Brake Technologies Corp.	496	23,872

		5,830,212

CONSUMER CYCLICALS—12.6%
3M Co.	23,636	3,226,550
Comcast Corp.,—Class A	202,741	6,970,236
NIKE, Inc.,—Class B	21,213	1,755,164
ViacomCBS, Inc.,—Class B	51,024	714,846
Walt Disney Co. (The)	74,552	7,201,723

		19,868,519

ENERGY—2.1%
Exxon Mobil Corp.	62,101	2,357,975
Schlumberger, Ltd.	70,818	955,335

		3,313,310

FINANCIAL—20.2%
Bank of America Corp.	48,170	1,022,649
JPMorgan Chase & Co.	107,818	9,706,855
Moody’s Corp.	70,949	15,005,714
Wells Fargo & Co.	213,746	6,134,510

		31,869,728

HEALTH CARE—14.1%
Abbott Laboratories	112,356	8,866,012
Johnson & Johnson	57,829	7,583,117
Merck & Co., Inc.	73,978	5,691,867

		22,140,996

	Shares	Value
RETAIL—5.0%
Amazon.com Inc.*	1,021	$1,990,664
Home Depot, Inc.	20,117	3,756,045
Walmart, Inc.	18,345	2,084,359

		7,831,068

STAPLES—4.3%
Altria Group, Inc.	15,436	596,910
Kraft Heinz Co. (The)	3,607	89,236
Mondelez International, Inc.,—Class A	10,720	536,858
PepsiCo, Inc.	37,423	4,494,502
Philip Morris International, Inc.	15,436	1,126,211

		6,843,717

TECHNOLOGY—20.6%
Alphabet Inc.,—Class A*	2,601	3,022,232
Apple, Inc.	16,404	4,171,373
Check Point Software Technologies Ltd.*	38,990	3,920,055
Cisco Systems, Inc.	24,194	951,066
Intel Corp.	193,794	10,488,131
Microsoft Corp.	43,766	6,902,336
Oracle Corp.	60,814	2,939,141

		32,394,334

TRANSPORTATION—8.2%
Union Pacific Corp.	91,087	12,846,910

Total Common Stocks
(Cost: $25,000,182)		154,930,643

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2020

(Unaudited)

		Value

TOTAL INVESTMENT IN SECURITIES
(Cost 25,000,182) **	98.4%	$154,930,643
Other assets in excess of liabilities	2.0%	3,159,282
Other liabilities	(0.4)%	(700,529)

NET ASSETS
(Applicable to 255,241 partnership shares outstanding)	100.0%	$157,389,396

Net Asset Value Per Share		$623.96

Net assets applicable to shares owned by:
Limited partners (252,198 shares)		$157,362,645
Managing general partners (43 shares)		26,751

Total net assets		$157,389,396

**	At March 31, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$23,525,812

Gross tax unrealized appreciation	131,643,295
Gross tax unrealized depreciation	(238,464)

Net tax unrealized appreciation	$131,404,831

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2020

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended March 31, 2020, there were no transfers among Levels 1, 2 and 3 for the Fund.

The following is a summary of inputs used, as of March 31, 2020, in valuing the Fund’s investments carried at value:

	Total Value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$154,930,643	$154,930,643	$—	$—

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR*

U.S, Bank Global

Fund Services

615 East Michigan Street

Milwaukee, WI 53202

TRANSFER AGENT*

U.S. Bank Global

Fund Services

615 East Michigan Street

Milwaukee, WI 53202

*Effective as of April 18, 2020

First Quarter Report

March 31, 2020

(Unaudited)

Chestnut Street Exchange Fund

223 Wilmington West

Chester Pike

Chadds Ford, PA 19137

1-866-311-7541